UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST
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Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Core Fixed Income Portfolio
655 Broad Street
17th Floor
Newark, New Jersey 07102

Information Statement

April 22, 2022

To the Shareholders:

At a meeting held on September 21-22, 2021, the Board of Trustees (the Board) of the Advanced Series Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the AST Core Fixed Income Portfolio (the Portfolio). Effective February 14, 2022, PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM), PGIM Limited (PGIML), and Wellington Management Company LLP (Wellington Management, and together with PGIM and PGIML, the New Subadvisers) were added as new subadvisers to serve alongside Western Asset Management Company, LLC and Western Asset Management Company Limited (together, Western Asset) as the subadvisers to the Portfolio.

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into a new subadvisory agreement with each of the New Subadvisers (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements). Prior to February 14, 2022, Western Asset served as the subadvisers to the Portfolio. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside Western Asset as subadvisers to the Portfolio and will not affect the existing subadvisory agreement with Western Asset. The New Subadvisory Agreements became effective on February 14, 2022. The Manager will continue to manage the Portfolio pursuant to the Investment Management Agreement, which was amended to reflect a reduced contractual management fee rate for the Portfolio, effective on February 14, 2022.

This information statement describes the circumstances surrounding the Board’s approval of the New Subadvisory Agreements and provides you with an overview of their terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio’s subadvisory arrangements.

By order of the Board,

Andrew R. French
Secretary

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

ASTCFIIS

Important Notice Regarding the Availability of the Information Statement
The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

Advanced Series Trust
AST Core Fixed Income Portfolio
655 Broad Street
17th Floor
Newark, New Jersey 07102

Information Statement

April 22, 2022

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Core Fixed Income Portfolio1 (the Portfolio), a series of the Advanced Series Trust (AST or the Trust), pursuant to the terms of exemptive orders (the Manager-of-Managers Orders) issued by the Securities and Exchange Commission (the SEC). The Manager-of-Managers Orders permit the Portfolio’s investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the “Board” or “Trustees.” The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (together with PGIM Investments, the Manager) serve as investment managers to the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreements for the Portfolio. At a meeting of the Board held on September 21-22, 2021 (the Meeting), the Board, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved new subadvisory agreements for the Portfolio. Effective February 14, 2022, PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM), PGIM Limited (PGIML), and Wellington Management Company LLP (Wellington Management, and together with PGIM and PGIML, the New Subadvisers) were added as subadvisers to the Portfolio to serve alongside Western Asset Management Company, LLC and Western Asset Management Company Limited (together, Western Asset) as subadvisers to the Portfolio. Prior to February 14, 2022, Western Asset served as the subadvisers to the Portfolio. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside Western Asset as subadvisers to the Portfolio and will not affect the existing subadvisory agreement with Western Asset. The New Subadvisory Agreements became effective on February 14, 2022.

The investment objective of the Portfolio has not changed. The Manager will continue to manage the Portfolio pursuant to the Investment Management Agreement, which was amended to reflect a reduced contractual management fee rate for the Portfolio, effective on February 14, 2022. Other than the amendment to the Management Agreement to reflect the reduced contractual management fee rate, which the Board approved at the Meeting, the Management Agreement with the Manager and the subadvisory agreement between the Manager and Western Asset were each last approved by the Trustees, including a majority of the Independent Trustees, at the June 2021 Board meeting.

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about April 22, 2022 to shareholders investing in the Portfolio as of February 14, 2022.

This is not a proxy statement.
We are not asking you for a proxy, and you are requested not to send us a proxy.

Approval of the New Subadvisory Agreements

As required by the Investment Company Act of 1940 (the 1940 Act), the Board of Trustees (the Board) of the Advanced Series Trust (AST) considered new subadvisory agreements (collectively, the New Subadvisory Agreements) with respect to the AST Core Fixed Income Portfolio (the Portfolio): (i) between PGIM Investments LLC and AST Investment Services, Inc. (collectively, the Manager) and PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM); (ii) between the Manager and PGIM Limited and (iii) between the Manager and Wellington Management Company LLP (Wellington Management, and together with PGIM and PGIM Limited, the New Subadvisers).

The Board, including all of the trustees who are not parties to the New Subadvisory Agreements or interested persons of any such party, as defined in the 1940 Act (the Independent Trustees), met on September 20-21, 2021 (the Board Meeting) and approved the New Subadvisory Agreements at the Board Meeting for an initial two-year period after concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

In advance of the Board Meeting, the Board requested and received materials relating to each of the New Subadvisory Agreements and had the opportunity to ask questions and request further information in connection with its consideration. The Board noted that it was considering each of the New Subadvisory Agreements in connection with the proposed mergers of the AST BlackRock Low Duration Bond Portfolio, the AST BlackRock/Loomis Sayles Bond Portfolio, and the AST Prudential Core Bond Portfolio into the Portfolio (the Reorganizations).

Before approving the New Subadvisory Agreements, the Board, including the Independent Trustees, with advice from independent legal counsel, considered the factors it deemed relevant, including: the nature, quality and extent of services to be provided to the Portfolio by each of the New Subadvisers; comparable performance information; the fees to be paid by the Manager to each of the New Subadvisers; the potential for economies of scale that may be shared with the Portfolio and its shareholders; and other benefits to the New Subadvisers. In connection with its deliberations, the Board considered information provided by the Manager and each of the New Subadvisers at, or in advance of, the Board Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board’s decision to approve each of the New Subadvisory Agreements.

The Board determined that the overall arrangements between the Manager and each of the New Subadvisers were appropriate in light of the services to be performed and the fee arrangements under each of the New Subadvisory Agreements, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board’s approval of each of the New Subadvisory Agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature and extent of services provided to the Portfolio by Western Asset Management Company, LLC and Western Asset Management Company Limited (together, Western Asset) under the current subadvisory agreement for the Portfolio (the Current Subadvisory Agreement), and those that would be provided by each of the New Subadvisers and under the New Subadvisory Agreements. The Board noted that the nature and extent of services provided to the Portfolio under the Current Subadvisory Agreement, and those that would be provided to the Portfolio by the New Subadvisers under the New Subadvisory Agreements, were similar in that Western Asset and New Subadvisers are, or would be, required to provide day-to-day portfolio management services to the Portfolio, and to comply with all Portfolio policies, and all applicable legal and regulatory requirements.

With respect to quality of services, the Board considered, among other things, the background and experience of the portfolio managers who would be responsible for day-to-day portfolio management of the Portfolio. The Board was also provided information pertaining to the organizational structure, senior management and investment operations of each of the New Subadvisers, among other relevant information. The Board noted that it had also received favorable compliance reports regarding each of the New Subadvisers from AST’s Chief Compliance Officer. The Board also noted that each of the New Subadvisers provides subadvisory services to other AST portfolios.

The Board concluded that, based on the nature and extent of the services to be provided to the Portfolio by the New Subadvisers the background information that it had reviewed regarding each of the New Subadvisers and its prior experience with each of the New Subadvisers with regard to other AST portfolios, it was reasonable to expect that the Board would be satisfied with the nature, extent and quality of investment subadvisory services to be provided to the Portfolio by each of the New Subadvisers.

Performance

The Board received and considered information regarding the investment performance of the Portfolio. The Board also received and considered composite performance information of a hypothetical portfolio intended to reflect how the Portfolio may have performed with the New Subadvisers managing the Portfolio’s assets, taking into account the proposed allocation to each of the New Subadvisers and Western Asset, as well as a comparison of such performance information against the Portfolio’s benchmark index and peer universe. The Board concluded that it was satisfied with the performance information it received with respect to each of the New Subadvisers.

The Board noted that it would consider performance information as part of future annual reviews of the New Subadvisory Agreements.

Subadvisory Fee Rates

The Board considered the proposed contractual and effective subadvisory fee rates payable by the Manager to each of the New Subadvisers under the New Subadvisory Agreements. The Board considered the current and proposed subadvisory arrangements for the Fixed Income Portfolio: an allocation of 30% of the Fixed Income Portfolio’s assets to Western Asset, 30% of the Fixed Income Portfolio’s assets to PGIM and PGIM Limited, and 37% of the Fixed Income Portfolio’s assets to Wellington Management, the proposed combined effective subadvisory fee rate to be paid by the Manager to Western Asset and the New Subadvisers would be lower than the effective subadvisory fee rate paid solely to Western Asset under the current subadvisory arrangement .

The Board also noted that the subadvisory fees are paid by the Manager to the subadviser(s) for a portfolio and that any change in the subadvisory fee rate will not change the investment management fee paid by a portfolio or its shareholders and, instead, a decrease in the effective subadvisory fee rate for a portfolio will increase the net investment management fee retained by the Manager. The Board noted that the Manager has agreed to share at least 90% of the savings that would otherwise inure to the Manager resulting from reduced subadvisory fee rates for a portfolio based on the net assets of that portfolio through a management fee waiver; additionally, to the extent that the savings are less than 0.01%, the Manager has agreed to share 100% of the savings. The Board also considered that, as a result, assuming completion of each of the Reorganizations, the Manager will waive 0.0404% of its management fee and that the fee waiver would be contractually guaranteed through at least June 30, 2023.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreements contained breakpoints that reduce the fee rates on assets above specified levels. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreements.

Other Benefits to the New Subadvisers

The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each of the New Subadvisers, and their respective affiliates, in connection with the Portfolio. The Board concluded that any potential benefits to be derived by each of the New Subadvisers were consistent with those generally derived by other subadvisers to other AST portfolios.

The Board also concluded that any potential benefits to be derived by the New Subadvisers were similar to the benefits derived by each of the New Subadvisers in connection with their management of other AST portfolios, which are reviewed on an annual basis. The Board also concluded that any potential benefits to be derived by the New Subadvisers included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds. The Board noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreements.

***

After full consideration of these factors, the Board approved each of the New Subadvisory Agreements for an initial two-year period upon concluding that such approvals were in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreements are attached as Exhibit A, and Exhibit B, respectively.

Information about the New Subadvisers

PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984.  The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM.  As of December 31, 2021, PGIM had approximately $1.52 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $957 billion in assets under management as of December 31, 2021, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM.  PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR.  PGIM Limited provides investment advisory services with respect to securities in certain foreign markets.  As of December 31, 2021, PGIM Limited managed approximately $62.3 billion in assets.

* PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited. Additional information about PGIM is attached as Exhibit C.

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2021, Wellington Management had investment management authority with respect to approximately $1.4 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Additional information about Wellington Management is attached as Exhibit D.

Terms of the New Subadvisory Agreements

The material terms of each of the New Subadvisory Agreements are identical to the material terms of the Western Asset Subadvisory Agreement. The Subadvisers are compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio they manage. The subadvisory fee rates under the Western Asset Subadvisory Agreement, the subadvisory fee rates under each of the New Subadvisory Agreements, and the subadvisory fees paid to the Subadvisers for the fiscal year ended December 31, 2021, are set forth below:

Prior Subadvisory Fee Rate	New/Current Subadvisory Fee Rates	Subadvisory Fees Paid for the Fiscal Year Ended December 31, 2021
Western Asset* 0.225% of average daily net assets on the first $300 million; 0.150% of average daily net assets on the next $1.7 billion; 0.100% of average daily net assets over $2 billion	Western Asset* 0.225% of average daily net assets on the first $300 million; 0.150% of average daily net assets on the next $1.7 billion; 0.100% of average daily net assets over $2 billion.	$4,590,667
	PGIM, Inc./PGIM Limited 0.150% of average daily net assets on the first $500 million; 0.120% of average daily net assets on the next $500 million; 0.100% of average daily net assets over $1 billion.	N/A
	Wellington Management** 0.115% of average daily net assets on the first $1 billion; 0.090% of average daily net assets on the next $2 billion; 0.080% of average daily net assets over $3 billion.	N/A

* Western Asset Management Company, LLC (Western Asset) and Western Asset Management Company Limited (WAML): For purposes of calculating the subadvisory fee payable to Western Asset with respect to the AST Core Fixed Income Portfolio, the assets managed by Western Asset in the AST Core Fixed Income Portfolio will be aggregated with the assets managed by WAML in the AST Core Fixed Income Portfolio. For purposes of calculating the subadvisory fee payable to WAML with respect to the AST Core Fixed Income Portfolio, the assets managed by WAML in the AST Core Fixed Income Portfolio will be aggregated with the assets managed by Western Asset in the AST Core Fixed Income Portfolio.

** Wellington Management: For purposes of calculating the subadvisory fee payable to Wellington Management with respect to AST Academic Strategies Asset Allocation Portfolio, AST Balanced Asset Allocation Portfolio, AST Capital Growth Asset Allocation Portfolio, AST Core Fixed Income Portfolio, AST Global Bond Portfolio, AST Large-Cap Value Portfolio, AST Mid-Cap Value Portfolio, AST Preservation Asset Allocation Portfolio, AST Small-Cap Growth Portfolio and AST Wellington Management Hedged Equity Portfolio, Wellington Management has agreed to voluntarily reduce its subadvisory fee rates by the following percentages (based on combined aggregate subadvisory fees paid to Wellington Management:

Combined Annualized Subadviser Fees	Percentage Fee Waiver
Up to $15 million	2.5% Fee Reduction
$15 million to $20 million	5% Fee Reduction
$20 million to $25 million	7.5% Fee Reduction
$25 million to $30 million	10% Fee Reduction
Over $30 million	12.5% Fee Reduction

Each New Subadvisory Agreement provides, as does the Western Asset Subadvisory Agreement, that subject to the supervision of the Manager and the Board, each of the Subadvisers is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, the Subadvisers will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (i) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) each New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio, and (iii) each New Subadvisory Agreement may be terminated at any time by each New Subadviser, respectively, or by the Manager on not more than 60 days’, nor less than 30 days’, written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, neither of the New Subadvisers, respectively, will be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

Management and Advisory Arrangements

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of December 31, 2021, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $ $373.6 billion . PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of December 31, 2021, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $ $155.3 billion . ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992.

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust’s Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreements.

The Manager is specifically responsible for overseeing and managing the Portfolio and the Subadvisers. In this capacity, the Manager reviews the performance of the Portfolio and the Subadvisers and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and the Subadvisers, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and the Subadvisers. The Manager utilizes this data in directly supervising the Portfolio and the Subadvisers. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust’s corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust’s custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

·	furnishing of office facilities;
·	paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;
·	monitoring financial and shareholder accounting services provided by the Trust’s custodian and transfer agent;
·	providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;
·

monitoring, together with the Subadvisers, the Portfolio’s compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

·	preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;
·	preparing and filing with the SEC on Form N-CSR the Trust’s annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;
·	preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;
·	preparing and filing the Trust’s registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;
·	preparing compliance, operations and other reports required to be received by the Trust’s Board and/or its committees in support of the Board’s oversight of the Trust; and
·	organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

·	the salaries and expenses of all of its and the Trust’s personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·	all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust’s business, other than those assumed by the Trust, as described below;
·	the fees, costs and expenses payable to the New Subadvisers, respectively, pursuant to the New Subadvisory Agreements; and
·

with respect to the compliance services provided by the Manager, the cost of the Trust’s Chief Compliance Officer, the Trust’s Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust’s compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and the Subadvisers.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

·	the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust’s assets payable to the Manager;
·	the fees and expenses of Trustees who are not affiliated persons of the Manager or the Subadvisers;
·

the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust’s shares;

·	the charges and expenses of the Trust’s legal counsel and independent auditors;
·	brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;
·	all taxes and corporate fees payable by the Trust to governmental agencies;
·	the fees of any trade associations of which the Trust may be a member;
·	the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;
·	the cost of fidelity, directors and officers, and errors and omissions insurance;
·

the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust’s registration statements and prospectuses for such purposes;

·

allocable communications expenses with respect to investor services, and all expenses of shareholders’ and Trustees’ meetings and of preparing, printing and mailing reports and notices to shareholders; and

·	litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days’, nor less than 30 days’, written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

Portfolio	Prior Investment Management Fee Rate (effective prior to February 14, 2022)	New/Current Investment Management Fee Rate (effective February 14, 2022)	Aggregate Investment Management Fees Paid for the Fiscal Year Ended December 31, 2021
AST Core Fixed Income Portfolio	0.5325% of average daily net assets to $300 million; 0.5225% on next $200 million of average daily net assets; 0.5125% on next $250 million of average daily net assets; 0.5025% on next $2.5 billion of average daily net assets; 0.4925% on next $2.75 billion of average daily net assets; 0.4625% on next $4 billion of average daily net assets; 0.4425% over $10 billion of average daily net assets	0.4825% of average daily net assets to $300 million; 0.4725% on next $200 million of average daily net assets; 0.4625% on next $250 million of average daily net assets; 0.4525% on next $2.5 billion of average daily net assets; 0.4425% on next $2.75 billion of average daily net assets; 0.4125% on next $4 billion of average daily net assets; 0.3925% over $10 billion of average daily net assets	$16,893,476

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of the Subadvisers.

Name	Position with PGIM Investments	Principal Occupations
Stuart S. Parker	President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of the Subadvisers.

Name	Position with ASTIS	Principal Occupations
Scott E. Benjamin*	Director and Executive Vice President

Executive Vice President (since May 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Executive Vice President (since June 2019) of Prudential Trust Company; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

Timothy S. Cronin	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge

President, Chief Executive Officer, Chief Operating Officer, Officer-In-Charge (since March 2006), Director (since June 2005) of AST Investment Services, Inc.; Senior Vice President of PGIM Investments LLC (since May 2009); Vice President (since July 2006) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Senior Vice president (since May 2006) of Prudential Annuities Life Assurance Corporation; Vice President of Prudential Annuities, Inc. (since May 2003).

Dylan J. Tyson	Director and Executive Vice President

Director, President, and Chief Executive Officer (since December 2019) of Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Annuities Holding Company, Inc., Prudential Annuities Information Services & Technology Corporation, Prudential Annuities Life Assurance Corporation, Prudential Annuities, Inc. and Prudential Life Insurance Company of Taiwan Inc.; Senior Vice President, Annuities (since December 2019) of Prudential Financial, Inc. and The Prudential Insurance Company of America.

* Mr. Benjamin’s principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS
Timothy S. Cronin	President	Senior Vice President	Director, President, Chief Executive Officer, Chief Operating Officer, Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and Assistant Secretary	Chief Legal Officer, Executive Vice President and Secretary	N/A
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President	N/A
Patrick McGuinness	Assistant Secretary	Assistant Secretary and Vice President	N/A
Isabelle Sajous	Chief Compliance Officer	Chief Compliance Officer and Vice President	Chief Compliance Officer
Christian J. Kelly	Treasurer & Principal Financial and Accounting Officer	Assistant Treasurer and Vice President	Vice President

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust’s portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio’s transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or “12b-1” fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Core Fixed Income Portfolio	$8,414,167

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non-affiliated broker-dealers:

Portfolio	Amount Paid
AST Core Fixed Income Portfolio	$718,222

Shareholder Communication Costs

The Manager or its affiliates will pay for the costs associated with preparing and distributing this information statement. The Portfolio pays a fee under a Rule 12b-1 plan covering a variety of services, including paying the printing and mailing costs of information statements.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust’s Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees’ solicitation relating thereto is made in order to be included in the Trust’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust’s annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust’s most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit D to this information statement.

Andrew R. French
Secretary
Dated: April 22, 2022

Exhibit A

Advanced Series Trust

AST Core Fixed Income Portfolio

Subadvisory Agreement

Subadvisory Agreement (Agreement) made as of this 12th day of January, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (collectively, the Manager), PGIM, Inc. (PGIM), a New Jersey Corporation, and PGIM Limited (PGIM Limited), a United Kingdom limited company (PGIM and PGIM Limited are collectively referred to herein as the Subadvisers).

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS acts as Manager of the Trust; and

WHEREAS, the Manager, acting pursuant to the Management Agreement, desires to retain the Subadvisers to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Manager shall from time to time direct, and the Subadvisers are willing to render such investment advisory services; and

WHEREAS, PGIM Limited is authorized and regulated in the United Kingdom by the Financial Conduct Authority and both PGIM Limited and PGIM are each registered with the Securities and Exchange Commission (the Commission) as an investment adviser under the Investment Advisers Act of 1940, as amended (the Advisers Act).

NOW, THEREFORE, the parties hereto agree as follows:

1. (a) Subject to the supervision of the Manager and the Board of Trustees of the Trust, the Subadvisers shall manage such portion of the Trust's portfolio as delegated to the Subadvisers by the Manager, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadvisers shall provide supervision of such portion of the Trust's investments as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of their duties and obligations under this Agreement, the Subadvisers shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Manager (the Trust Documents) and with the instructions and directions of the Manager and of the Board of Trustees of the Trust, co-operate with the Manager's (or its designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadvisers shall, among other things, prepare and file such reports as are, or may in the future be, required by the Commission. The Manager shall provide Subadvisers timely with copies of any updated Trust Documents.

(iii) The Subadvisers shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadvisers (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadvisers will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadvisers may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadvisers’ other clients may be a party. The Manager (or Subadvisers) to the Trust each shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadvisers) with respect to the Trust and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadvisers deem the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadvisers, the Subadvisers, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadvisers in the manner the Subadvisers consider to be the most equitable and consistent with their fiduciary obligations to the Trust and to such other clients. Pursuant to the rules promulgated under Section 326 of the USA Patriot Act, Brokers are required to obtain, verify and record information that identifies each person who opens an account with them.  In accordance therewith, Brokers whom the Subadvisers select to execute transactions in the Trust’s account may seek identifying information about the Trust.

(iv) The Subadvisers shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadvisers shall make reasonably available their employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadvisers or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets they manage, and shall provide the Manager with such information upon request of the Manager.

(vi) The investment management services provided by the Subadvisers hereunder are not to be deemed exclusive, and the Subadvisers shall be free to render similar services to others. Conversely, the Subadvisers and the Manager understand and agree that if the Manager manages the Trust in a "manager-of-managers" style, the Manager will, among other things, (i) continually evaluate the performance of the Subadvisers through quantitative and qualitative analysis and consultations with the Subadvisers, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadvisers recognize that their services may be terminated or modified pursuant to this process.

(vii) The Subadvisers acknowledge that the Manager and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadvisers hereby agree that they shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(b) The Subadvisers shall authorize and permit any of their directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadvisers under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadvisers shall keep the Trust's books and records required to be maintained by the Subadvisers pursuant to paragraph 1(a) hereof and shall timely furnish to the Manager all information relating to the Subadvisers’ services hereunder needed by the Manager to keep the other books and records of the Trust required by Rule 31a-I under the 1940 Act or any successor regulation. The Subadvisers agree that all records which they maintain for the Trust are the property of the Trust, and the Subadvisers will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadvisers may retain a copy of such records. The Subadvisers further agree to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Subadvisers are commodity trading advisors duly registered with the Commodity Futures Trading Commission (the CFTC) and are members in good standing of the National Futures Association (the NFA). The Subadvisers shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadvisers agree to notify the Manager promptly upon (i) a statutory disqualification of the Subadvisers under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadvisers’ commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadvisers are subject or have been advised they are a target.

(e) In connection with their duties under this Agreement, the Subadvisers agree to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940 (the Advisers Act), and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadvisers shall maintain a written code of ethics (the Code of Ethics) that they reasonably believe complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadvisers shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadvisers represent that they maintain adequate compliance procedures to ensure their compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadvisers represent that they have policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadvisers and their employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which shall be provided to the Manager and the Trust upon reasonable request. The Subadvisers shall assure that their employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and shall cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(g) The Subadvisers shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(e) hereof as the Manager may reasonably request.

(h) The Subadvisers shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Manager.

(i) The Subadvisers acknowledge that they are responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Manager upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Manager, the Subadvisers (through a qualified person) will assist the valuation committee of the Trust or the Manager in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadvisers have knowledge related to the investments being valued.

(j) The Subadvisers shall provide the Manager with any information reasonably requested regarding their management of the Trust's portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadvisers shall provide the Manager with any reasonable certification, documentation or other information reasonably requested or required by the Manager for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadvisers shall promptly inform the Trust and the Manager if the Subadvisers become aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(k) The Subadvisers shall comply with the Trust Documents provided to the Subadvisers by the Manager. The Subadvisers shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(l) The Subadvisers shall keep the Manager informed of developments relating to their duties as Subadvisers of which the Subadvisers have, or should have, knowledge that would materially affect the Trust. In this regard, the Subadvisers shall provide the Trust, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadvisers have assumed under this Agreement and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadvisers shall provide the Manager and the Board with reports regarding the Subadvisers’ management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadvisers and the Manager. The Subadvisers shall certify quarterly to the Manager that they and their “Advisory Persons” (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadvisers have done to seek to ensure such compliance in the future. Annually, the Subadvisers shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadvisers ‘Code of Ethics and compliance program, respectively, to the Manager. Upon written request of the Manager with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadvisers shall permit representatives of the Trust or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadvisers’ performance of its duties under this Agreement. The Manager shall provide (or cause the Trust's custodian to provide) timely information to the Subadvisers regarding such matters as the composition of assets in the portion of the Trust managed by the Subadvisers, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadvisers to perform their duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadvisers).

3. For the services provided pursuant to this Agreement, the Manager shall pay the Subadvisers as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadvisers as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadvisers under this Agreement is contingent upon the Manager's receipt of payment from the Trust for management services described under the Management Agreement between the Trust and the Manager. Expense caps or fee waivers for the Trust that may be agreed to by the Manager, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadvisers by the Manager.

4. (a) The Subadvisers acknowledges that, in the course of its engagement by the Manager, the Subadvisers may receive or have access to confidential and proprietary information of the Manager or third parties with whom the Manager conducts business.  Such information is collectively referred to as “Confidential Information.”  Confidential Information includes the Manager’s business and other proprietary information, written or oral.

(b)

The Subadvisers certify that (i) their treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) they have implemented and currently maintain an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Manager, or to any person who may be identified by Confidential Information.  The Subadvisers shall immediately notify the Manager if the Subadvisers are in material breach of this Section.  At the Manager’s request, the Subadvisers agree to certify in writing to the Manager, their compliance with the terms of this Section.

(c)

The Subadvisers shall notify the Manager or its agents of its designated primary security manager.  The security manager will be responsible for managing and coordinating the performance of the Subadvisers’ obligations set forth in its Information Security Program and this Agreement.

(d)

The Subadvisers shall review and, as appropriate, revise their Information Security Program at least annually or whenever there is a material change in the Subadvisers’ business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadvisers may not alter or modify their Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)

The Subadvisers shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadvisers’ employees who require such access in order to provide the services to the Manager.

(f)

The Subadvisers shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls.  Such assessments will also consider the Subadvisers’ compliance with its Information Security Program and the laws applicable to the Subadvisers.

(g)

The Subadvisers shall conduct regular penetration and vulnerability testing of their information technology infrastructure and networks.  If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Manager’s Confidential Information, the Subadvisers shall promptly report those findings to the Manager.

(h)

The Subadvisers shall notify the Manager, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a “Security Incident”). Thereafter, the Subadvisers shall: (i) promptly furnish to the Manager full details of the Security Incident; (ii) assist and cooperate with the Manager and the Manager’s designated representatives in the Manager’s investigation of the Subadvisers, Subadvisers’ employees or third parties related to the Security Incident.  The Subadvisers will provide the Manager with physical access to the facilities and operations affected, facilitate the Manager’s interviews with Subadvisers’ employees and others involved in the matter, and make available to the Manager all relevant records, logs, files, and data; (iii) cooperate with the Manager in any litigation or other formal action against third parties deemed necessary by the Manager to protect the Manager’s rights; and  (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)

Upon the Manager’s reasonable request at any time during the term of the Agreement, the Subadvisers shall promptly provide the Manager with information related to the Subadvisers’ information security safeguards and practices.

(j)

For the purpose of auditing the Subadvisers’ compliance with this Section, the Subadvisers shall provide to the Manager, on reasonable notice: (a) access to the Subadvisers’ information processing premises and records; (b) reasonable assistance and cooperation of the Subadvisers’ relevant staff; and (c) reasonable facilities at the Subadvisers’ premises.

5. The Subadvisers will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadvisers by the Manager without the express written consent of the Manager.  To the extent that the Subadviser receives approval from the Manager to engage a third-party service provider, the Subadvisers assume all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadvisers by the Manager.  In addition, the Subadvisers shall fully indemnify, hold harmless, and defend the Manager and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney’s fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6. The Subadvisers shall not be liable for any error of judgment or for any loss suffered by the Trust or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadvisers’ part in the performance of their duties or from its reckless disregard of their obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Trust may have against the Subadvisers under federal or state securities laws. The Manager shall indemnify the Subadvisers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Manager's willful misfeasance, bad faith, gross negligence, reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadvisers shall indemnify the Manager, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadvisers’ willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust, or by the Manager or the Subadvisers at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadvisers agree that they will promptly notify the Trust and the Manager of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadvisers.

To the extent that the Manager delegates to the Subadvisers management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Manager, the Subadvisers agree that their duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Manager begins the transition process to allocate management responsibility to the Subadvisers.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadvisers at 7 Giralda Farms, Madison, NJ 07940, Attention: Chief Legal Officer (for PGIM) and at Grand Buildings 1-3 Strand Trafalgar Square, London WC2N 5HR, Attention: Chief Legal Officer (for PGIM Limited).

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadvisers’ directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadvisers’ right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Manager agrees to furnish the Subadvisers at their principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadvisers in any way, prior to use thereof and not to use material if the Subadvisers reasonably object in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Manager also agrees to furnish the Subadvisers, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadvisers. The Manager further agrees to prospectively make reasonable changes to such materials upon the Subadvisers’ written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadvisers may be furnished to the Subadvisers hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the date first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

PGIM, INC.

By: /s/ Daniel Malooly

Name: Daniel Malooly

Title: Vice President

PGIM LIMITED

By: /s/ Sarah McMullen

Name: Sarah McMullen

Title: Director, PGIM Ltd

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by PGIM Fixed Income, a business unit of PGIM, Inc., and PGIM Limited (collectively for purposes of this Schedule A referred to as PGIM), PGIM Investments LLC and AST Investment Services, Inc. will pay PGIM an advisory fee on the net assets managed by PGIM that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Core Fixed Income Portfolio	0.150% of average daily net assets on the first $500 million; 0.120% of average daily net assets on the next $500 million; 0.100% of average daily net assets over $1 billion

* In the event PGIM invests Portfolio assets in other pooled investment vehicles it manages or subadvises, PGIM will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to PGIM with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of:  January 12, 2022

Exhibit B

Advanced Series Trust

AST Core Fixed Income Portfolio

Subadvisory Agreement

Agreement made as of this 10th day of January, 2022 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (formerly American Skandia Investment Services, Inc.) (ASTIS), a Maryland corporation (together, the Co-Managers), and Wellington Management Company LLP, a Delaware limited liability partnership (Wellington Management or the Subadviser),

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct (the “Account”), and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage the Account as delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i) The Subadviser shall provide supervision of the Account as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash and shall have full power and authority to act on behalf of the Trust with respect to the purchase, sale, exchange, conversion or other transactions in any and all stocks, bonds, other securities cash or currencies, and other Account assets. The Subadviser, upon written consent by the Co-Managers, may engage any of its affiliates to assist it with providing its services under this Agreement (including affiliates outside of the United States), provided that the Subadviser will remain responsible for the performance of its obligations under the Agreement and  shall be   responsible to the Co-Managers for the acts and omissions of any affiliate to the same extent as it is for its own acts and omissions.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, the Prospectus of the Trust, and the Trust's valuation procedures as provided to it by the Co-Managers (the Trust Documents) and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and, as applicable, will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required of Subadviser by the Securities and Exchange Commission (the Commission). The Co-Managers shall provide the Subadviser timely with copies of any updated Trust Documents. The Subadviser shall have a reasonable period to comply with instructions and/or bring the Account into compliance with any changes to the Trust Documents. The Co-Managers covenant that any instructions or modifications to Trust Documents shall be consistent with the provisions of law, regulatory policies and organizational documents applicable to the Trust.

(iii) The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by the Account , as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time.  The Subadviser’s broker selection shall be conducted in accordance with its Policies and Procedures on Order Execution, as may be amended from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable over time and consistent with its fiduciary obligations to the Trust and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, the valuation of the Trust's securities.

(v) The Subadviser or an affiliate shall provide the Trust's custodian (“Custodian”) on each business day with information relating to all transactions concerning the Account, and shall provide the Co-Managers with such information upon request of the Co-Managers. All transactions will be consummated by payment to, or delivery by the Custodian, of all cash and/or securities due to or from the Account according to local market settlement conventions. The Subadviser shall not act as custodian for the Account.  Notwithstanding any other provision in this Agreement, the Subadviser shall not hold, directly or indirectly, funds or securities contained in the Account or have any authority to obtain possession of them.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co-Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Account or any other transactions of Trust assets.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co-Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d) The Subadviser is a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. The Co-Managers acknowledge that Subadviser, while registered, may rely on exemptions from registration as to some accounts it advises including the Account, upon written notice to Co-Managers. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser’s commodity trading advisor registration or NFA membership, or (iii) the institution of an action or proceeding that could reasonably lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target that is material to Subadviser’s ability to perform investment management services pursuant to this Agreement.

(e) In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably designed to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures reasonably designed to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, non-public information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser will notify the Co-Managers of any additions to or withdrawals of corporate partners of the Subadviser within a reasonable time after such additions or withdrawals.

(i) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Account , subject to such reasonable reporting and other requirements as shall be established by the Co-Managers and shall vote such proxies in accordance with Subadviser’s Global Proxy Voting Policies and Procedures, as may be amended from time to time.  The Co-Managers authorize the Subadviser to instruct the Custodian to forward promptly to the Subadviser copies of all proxies and shareholder communications relating to proxy votes involving securities held in the Account (other than materials relating to legal proceedings.) The Co-Managers and the Trust agree that Subadviser will not be responsible or liable for failing to vote any proxies where it has not received the proxies or related shareholder communications in a timely manner.

(j) The Subadviser will not compile or file claims or take any related actions on behalf of the Trust in any class action, bankruptcy or other legal proceeding related to securities currently or previously held in the Account. Subadviser shall provide reasonable assistance as the Trust or Co-Managers may reasonably request in any matter relating to legal proceedings relating to the investments and securities held in the Account that Subadviser supervises.  Such assistance, will include, but will not be limited to, providing necessary data in the possession of Subadviser relating to the Account, assisting with interrogatories, and if necessary, providing testimony.

(k) The Subadviser acknowledges that it is responsible for evaluating whether market quotations are readily available for the Trust's portfolio investments and whether those market quotations are reliable for purposes of valuing the Trust's portfolio investments and determining the Trust's net asset value per share and promptly notifying the Co-Managers upon the occurrence of any significant event with respect to any of the Trust's portfolio investments in accordance with the requirements of the 1940 Act and any related written guidance from the Commission and the Commission staff. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including making available information of which the Subadviser has knowledge related to the investments being valued. The Co-Managers acknowledge that the Subadviser is not the official pricing agent with respect to the Trust’s portfolio investments.

(l) The Subadviser shall provide the Co-Managers with any information reasonably requested regarding its management of the Account required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Trust with the Commission. The Subadviser shall provide the Co-Managers with any reasonable certification, documentation or other information reasonably requested or required by the Co-Managers for purposes of the certifications of shareholder reports by the Trust's principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Trust and the Co-Managers if the Subadviser becomes aware of any information in the Prospectus that is (or will become) materially inaccurate or incomplete.

(m) The Subadviser shall comply with the provisions of the Trust’s Documents provided to the Subadviser by the Co-Managers that are applicable to the Subadviser. The Subadviser shall notify the Co-Managers as soon as reasonably practicable upon detection of any material breach of such Trust Documents.

(n) The Subadviser shall keep the Trust’s Co-Managers informed of developments relating to its duties as Subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Trust. In this regard, the Subadviser shall provide the Trust, the Co-Managers, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement and the Co-Managers may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Co-Managers and the Board with reports regarding the Subadviser's management of the Trust's portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Co-Managers. The Subadviser shall certify quarterly to the Co-Managers that it and its "Advisory Persons" (as defined in Rule 17j-1 under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser's Code of Ethics and compliance program, respectively, to the Co-Managers. Upon written request of the Co-Managers with respect to material violations of the Code of Ethics directly affecting the Trust, the Subadviser shall permit representatives of the Trust or the Co-Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-l(d)(1) relating to enforcement of the Code of Ethics.

2. The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the Account managed by the Subadviser, cash requirements and cash available for investment in the Account, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3. For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4. (a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business.  Such information is collectively referred to as “Confidential Information.”  Confidential Information includes the Co-Managers’ business and other proprietary information, written or oral.

(b) The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security, and (ii) it has implemented and currently maintains an effective written information security program (“Information Security Program”) including administrative, technical, and physical safeguards and other security measures intended to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm to the Co-Managers, or to any person who may be identified by Confidential Information.  The Subadviser shall notify the Co-Managers as soon as practicable if the Subadviser is in material breach of this Section.  At the Co-Manager’s request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.  For the avoidance of doubt, Subadviser may disclose Confidential Information where disclosure is required or permitted by law or requested by any governmental or regulatory authority that may have jurisdiction over either party,  provided that  the Subadviser gives the Co-Managers prompt written notice of such requirement prior to such disclosure, to the extent feasible and permitted by law, and assistance in obtaining an order protecting the information from public disclosure as necessary.

The Co-Managers and Trust agree not to make use of the investment decisions or recommendations of the Subadviser, other than with respect to the Account, without the prior written consent of the Subadviser. In addition, the Co-Manager and the Trust shall use its best efforts to ensure that any of its agents or affiliates who may gain access to the investment decisions or recommendations of the Subadviser shall be made aware of its proprietary nature and shall likewise treat it as confidential.

(c) The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager.  The security manager will be responsible for managing and coordinating the performance of the Subadviser’s obligations set forth in its Information Security Program and this Agreement.

(d)

The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser’s business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information.  During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that could reasonably be foreseen to weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)

The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser’s roles which require such access in order to provide the services to the Co-Managers.

(f)

The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls.  Such assessments will also consider the Subadviser’s compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)	The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks.

(h)	Except with respect to applicable legal prohibitions and compliance with requests from law enforcement, Subadviser confirms that upon any potential or actual known security breach Subadviser will:

1.	promptly investigate such breach or potential breach,
2.

promptly notify the Co-Managers of such breach or potential breach if the investigation reveals a likelihood that Co-Manager's Confidential Information was materially affected, such notification targeted to occur within 48 hours (two business days), but no later than 72 hours (three business days) after such breach has been identified determination, and,

3.	implement necessary corrective actions. Such corrective actions shall include:

i.	performing an analysis to determine the cause of the security breach;
ii.	providing the Co-Managers with a report detailing the cause of the security breach and the material involved;
iii.	promptly remedying or mitigating the security breach to a commercially reasonable extent; and
iv.

reasonable cooperation with the Co-Managers and its designees and with any civil or criminal authority in any investigation or action related to the unauthorized, unlawful or accidental access, use, processing, disclosure, transfer destruction, loss or alteration.

(i)

Upon the Co-Managers’ reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser’s information security safeguards and practices.

5. Other than as set forth in this Agreement, the Subadviser will not engage any third party to provide services to the Account as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers, other than as necessary to perform administrative or ancillary services for the Account, including security and cash reconciliation, portfolio pricing and corporate action processing.  The Subadviser will act in good faith and with reasonable skill and care in the selection, use and monitoring of such agents. To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, Subadviser  shall be  responsible to the Co-Managers for the acts and omissions of the third-party service provider to the same extent as it is for its own acts and omissions to the same extent that Subadviser would be responsible for its own actions or inactions.  Furthermore, the Subadviser may utilize unaffiliated third-party data service providers in effecting compliance with the prospectus and/or instructions from the Co-Managers, and the Subadviser shall not be held responsible for any losses resulting from non-compliance with the prospectus or  Co-Manager instructions where the Subadviser has reasonably relied on information provided by third-party data service providers.

6. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Co-Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including reasonable attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement, as applicable, with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at 280 Congress Street, Boston, MA 02210, Attention: Legal and Compliance.

The Co-Managers consent to electronic delivery of any reports or other information that may be requested by the Co-Managers or the Trust or is required to be delivered by the Subadviser under this Agreement, or pursuant to applicable law, rule or regulation, including delivery of Part 2 of Subadviser’s Form ADV and any updates thereto, and the Co-Managers represent that they have the means to, and will access, such disclosures in electronic format and the Subadviser shall provide the Co-Managers with hard copies of any such disclosures upon request.  The Co-Managers may revoke this consent upon written notice to Subadviser.

8. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9. During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof.  During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10. Except as otherwise specified in the Trust Documents, the Subadviser will provide investment management services for the Account without regard to any tax consequences that may result from any action taken or omitted by Subadviser on behalf of the Account. Neither the Subadviser nor any of its affiliates provide tax advice in connection with investment of the assets in the Account, and the Co-Managers are responsible for determining and paying any taxes owed with respect to the activities of the Account.

11. This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

12. The Agreement may be executed simultaneously in any number of counterparts, each of which will be deemed to be an original, but all of which together will constitute one and the same instrument.

13. This Agreement shall be governed by the laws of the State of New York. If any court of competent jurisdiction at any time holds that any provision in this Agreement is invalid or unenforceable in whole or in part, the invalidity or unenforceability of such provision shall not affect the other provisions of this Agreement which will remain in full force and effect.  The parties shall use their reasonable efforts to agree on a new provision which will, as far as possible, achieve the same purpose as the provision that is held invalid or unenforceable.

14. No party to this Agreement will be liable for any failure or delay in performing any of its obligations under or pursuant to the Agreement, and any such failure or delay in performing its obligations will not constitute a breach of the Agreement, if such failure or delay is due to any cause whatsoever outside its reasonable control.  Any such non-performing party will be entitled to a reasonable extension of the time for performing such obligations.  Events outside a party's reasonable control include any event or circumstance that the party is unable to avoid using reasonable skill and care.

15. Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

16. The parties agree that this Agreement and any documents related hereto may be electronically signed.  The parties agree that any electronic signatures appearing on this Agreement and any related documents are the same as handwritten signatures for the purposes of validity, enforceability and admissibility.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS BROCHURE OR ACCOUNT DOCUMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN A TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS TRADING PROGRAM OR THIS BROCHURE OR ACCOUNT DOCUMENT.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy Cronin

Name: Timothy Cronin

Title: Senior Vice President

WELLINGTON MANAGEMENT COMPANY LLP

By: /s/ Eric M. Tanaka

Name: Eric M. Tanaka

Title: Senior Managing Director

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Wellington Management Company LLP (Wellington Management), PGIM Investments LLC and AST Investment Services, Inc. will pay Wellington Management a subadvisory fee on the net assets managed by Wellington Management that is equal, on an annualized basis, to the following:

Portfolio Name	Subadvisory Fee for the Portfolio*
AST Core Fixed Income Portfolio	0.115% of average daily net assets on the first $1 billion; 0.090% of average daily net assets on the next $2 billion; 0.080% of average daily net assets over $3 billion

* In the event Wellington Management invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Wellington Management will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Wellington Management with respect to the Portfolio assets invested in such acquired fund.  Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: January 10, 2022

Exhibit C

Management of PGIM, Inc.

PGIM, Inc. (PGIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. PGIM was formed in June 1984 and was registered with the SEC as an investment adviser in December 1984.  The Fixed Income unit of PGIM (PGIM Fixed Income) is the principal public fixed income asset management unit of PGIM.  As of December 31, 2021, PGIM had approximately $1.52 trillion in assets under management. PGIM's address is 655 Broad Street, Newark, New Jersey 07102.

PGIM Fixed Income is the primary public fixed-income asset management unit of PGIM, with $957 billion in assets under management as of December 31, 2021, and is the unit of PGIM that provides investment advisory services.*

PGIM Fixed Income is organized into groups specializing in different sectors of the fixed income market: US and non-US government bonds, mortgages and asset-backed securities, US and non-US investment grade corporate bonds, high-yield bonds, emerging markets bonds, municipal bonds, and money market securities.

PGIM Limited is an indirect, wholly-owned subsidiary of PGIM.  PGIM Limited is located at Grand Buildings, 1-3 Strand, Trafalgar Square, London WC2N 5HR.  PGIM Limited provides investment advisory services with respect to securities in certain foreign markets.  As of December 31, 2021, PGIM Limited managed approximately $62.3 billion in assets.

* PGIM Fixed Income’s assets under management includes the assets under management of PGIM Limited.

Name & Address*	Position
Alexander D. Hunt	Chairman, Director, President & CEO PGIM
Arthur A. Weaver	Director, Senior Managing Director & Vice President
Bernard E. Collinet-Adler	Senior Managing Director, Chairman and CEO, PGIM Real Estate, Vice President
Jurgen Muhlhauser	Director, Vice President and Chief Financial Officer
Keith M. Lillard	Director, Vice President and Chief Financial Officer

* The principal mailing address of the principal executive officer and each director is 655 Broad Street, Newark, NJ 07102.

Comparable Funds for which PGIM
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which PGIM provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to PGIM
N/A	N/A	N/A

Exhibit D

Wellington Management Company LLP

Wellington Management Company LLP (Wellington Management) is a Delaware limited liability partnership. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2021, Wellington Management had investment management authority with respect to approximately $1.4 trillion in assets. The address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

The table below lists the names, addresses, and positions of Wellington Management’s principal executive officer and each of its directors.

Name & Address*	Position
Jean M. Hynes	Chief Executive Officer
Stephen Klar	President
Gregory S. Konzal	Managing Director, Counsel and Head of Legal, Americas
James S. Peterson	Managing Director and Chief Compliance Officer
Edward J. Steinborn	Senior Managing Director and Chief Financial Officer

* The principal mailing address of the principal executive officer and each director of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210.

Comparable Funds for which WELLINGTON MANAGEMENT
Serves as Adviser or Subadviser

The following table lists certain information regarding comparable mutual funds to which Wellington Management provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions (as of December 31, 2021)	Annual Rate of Advisory/Subadvisory Fee Paid to Wellington Management
Confidential Client A	$200	0.14% effective annual fee rate for fiscal year-end March 31, 2021
Confidential Client B	$284	0.150% on first $100 million 0.120% on next $150 million 0.100% over $250 million
Confidential Client C		This fund family has an exemptive order that grants relief from the requirement to disclose subadvisory fees paid to unaffiliated subadvisers such as Wellington Management.
Confidential Client D	$685	0.17% aggregate annual fee rate for fiscal year-end February 28, 2021

Exhibit E

Shareholder information

As of April 8, 2022, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of April 8, 2022, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration	Shares/Percentage
AST Core Fixed Income Portfolio	PRUCO Life Insurance Company PLAZ Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102-0000	223,210,693.632/55.68%
	PRUCO Life Insurance Company PLNJ Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102-0000	25,627,846.157/6.39%
	Prudential Annuity Life Assurance Corp. PALAC Annuity Attn: Separate Accounts, 7th Floor	213 Washington Street Newark, NJ 07102-0000	130,064,014.328/32.44%

11	Prior to February 14, 2022, the Portfolio was named the “AST Western Asset Core Plus Bond Portfolio”

Advanced Series Trust
AST Core Fixed Income Portfolio

655 Broad Street
17th Floor
Newark, New Jersey 07102

Important Notice of internet availability
of Information Statement (the Notice)

The Information Statement referenced in this Notice is available at:
www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding new subadvisory agreements for the AST Core Fixed Income Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio’s website to review a complete copy of the Information Statement, which contains important information about the Portfolio’s new subadvisers and new subadvisory agreements.

As discussed in the Information Statement, at a meeting held on September 21-22, 2021, the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the new subadvisory agreements, and who are not interested persons of those parties, as defined in the Investment Company Act of 1940, as amended, approved new subadvisory agreements for the Portfolio (each, a New Subadvisory Agreement, and collectively, the New Subadvisory Agreements) with PGIM Fixed Income, a business unit of PGIM, Inc. (PGIM), PGIM Limited (PGIML), and Wellington Management Company LLP (Wellington Management, and together with PGIM and PGIML, the New Subadvisers).

PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (together with PGIM Investments, the Manager), as investment managers to the Portfolio, have entered into the New Subadvisory Agreements with each of the New Subadvisers. Prior to February 14, 2022, Western Asset Management Company, LLC and Western Asset Management Company Limited (together, Western Asset) served as the subadvisers to the Portfolio. The New Subadvisory Agreements relate to the appointments of the New Subadvisers to serve alongside Western Asset as subadvisers to the Portfolio and will not affect the existing subadvisory agreement with Western Asset. The New Subadvisory Agreements became effective on February 14, 2022. The Manager will continue to manage the Portfolio pursuant to the Investment Management Agreement, which was amended to reflect a reduced contractual management fee rate for the Portfolio, effective on February 14, 2022.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about April 22, 2022, to all shareholders of record as of the close of business on February 14, 2022. A copy of the Information Statement will remain on the Portfolio’s website until July 22, 2022.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until July 22, 2022. To ensure prompt delivery, you should make your request no later than July 11, 2022. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice may be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust’s address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust’s shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTCFI